UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 25, 2010

THE FINOVA GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11011	86-0695381
(Commission File Number)	(IRS Employer Identification No.)

20235 N. Cave Creek Road, Suite 104, Box 601 Phoenix, Arizona	85024
(Address of Principal Executive Offices)	(Zip Code)

(623) 695-1205
(Registrant’s Telephone Number, Including Area Code)

8300 N. Hayden Road, Suite 207, Scottsdale Arizona 85258
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events

On January 25, 2010, The FINOVA Group Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibit              Description

     99.1                  Press Release dated January 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FINOVA GROUP INC.

Date: January 25, 2010	By:	/s/ Richard A. Ross
Richard A. Ross
Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 25, 2010

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